Exhibit 32.1


                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                               AS ADOPTED PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report on Form 10-Q of Southwest Airlines Co. (the "Company") for the period ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary C. Kelly, Chief Executive Officer and Vice Chairman of the Board of Directors of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  July 19, 2004                    By     /s/ Gary C. Kelly
                                               Gary C. Kelly
                                               Chief Executive Officer and
                                               Vice Chairman of the Board
                                               of Directors